Exhibit 99.1

KKR & Co. L.P. Announces Third Quarter 2011 Results

Economic net loss was driven primarily by mark-to-market declines in unrealized private equity investments. Underlying business performance and transaction activity remained strong.

Assets under management (“AUM”) totaled $58.7 billion as of September 30, 2011, up from $55.5 billion as of September 30, 2010.

Fee related earnings (“FRE”) were $98.2 million and $300.6 million for the quarter and nine months ended September 30, 2011, respectively, up from $69.5 million and $223.2 million in the comparable periods of 2010.

Gross distributable earnings were $104.4 million for the quarter ended September 30, 2011, down from $166.8 million for the quarter ended September 30, 2010. Gross distributable earnings were $400.6 million for the nine months ended September 30, 2011, up from $328.7 million for the nine months ended September 30, 2010.

Economic net income (loss) (“ENI”) was ($592.1) million and $465.5 million for the quarter and nine months ended September 30, 2011, respectively, down from $317.3 million and $1,425.2 million in the comparable periods of 2010.

After-tax ENI was ($0.91) and $0.41 per adjusted unit for the quarter and nine months ended September 30, 2011, respectively, down from $0.39 and $1.80 per adjusted unit in the comparable periods of 2010.

GAAP net income (loss) attributable to KKR & Co. L.P. was ($243.4) million and ($44.2) million for the quarter and nine months ended September 30, 2011, respectively, down from $8.9 million and $152.6 million in the comparable periods of 2010.

Book value was $5.6 billion on a segment basis as of September 30, 2011, representing $8.17 per adjusted unit.

KKR & Co. L.P. declares a third quarter distribution of $0.10 per common unit, bringing year-to-date distributions for 2011 to $0.42 per common unit up from $0.31 per common unit in the comparable period of 2010.

NEW YORK--(BUSINESS WIRE)--November 4, 2011--KKR & Co. L.P. (NYSE: KKR) today reported its third quarter 2011 results.

AUM was $58.7 billion as of September 30, 2011, up 5.8% from September 30, 2010. The increase resulted from investment appreciation as well as new capital raised, partially offset by distributions to limited partners of our investment funds. Fee paying assets under management (“FPAUM”) were $46.2 billion as of September 30, 2011, up 8.2% from September 30, 2010. The increase was driven primarily by new capital raised.

The carrying value of private equity investments declined by 8.5% for the quarter ended September 30, 2011, but is up 1.5% for the nine months ended September 30, 2011. ENI was ($592.1) million for the quarter ended September 30, 2011, a decrease of $909.4 million, as compared to ENI of $317.3 million for the quarter ended September 30, 2010. The decrease resulted primarily from a decline in the carrying value of our principal investments and a reversal of previously recognized net carried interest due to a decline in the carrying value of our private equity funds. ENI was $465.5 million for the first nine months of 2011, a decrease of $959.7 million, as compared to ENI of $1,425.2 million for the first nine months of 2010. The decrease was primarily due to a lower level of investment income earned from our principal investments and net carried interest earned from our private equity funds. While the fair value of our principal investments and private equity portfolio increased during the first nine months of 2011, the level of appreciation was lower than that in the comparable period of 2010.

“For the nine months to September 30, our private equity investments outperformed the S&P 500 by over 1,000 basis points despite the recent market volatility,” said Henry R. Kravis and George R. Roberts, Co-Chairmen and Co-Chief Executive Officers of KKR. “We have capitalized on attractive opportunities in all of our segments, leading to investments or commitments of nearly $3.5 billion since June 30 and a record quarter in our capital markets business. Our ability to take advantage of volatile market environments stems from the long-dated capital entrusted to us by a growing base of limited partners across our diverse set of strategies.”

Note: Certain financial measures, including FRE, ENI, After-tax ENI and adjusted units, are not presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). See Exhibits A and B for a reconciliation of such measures to financial results prepared in accordance with GAAP. See calculation of gross distributable earnings under “Distribution Calculation.”

GAAP RESULTS

GAAP results for the quarter and nine months ended September 30, 2011 included net income (loss) attributable to KKR & Co. L.P. of ($243.4) million and ($44.2) million, respectively, and net income (loss) per common unit attributable to KKR & Co. L.P. of ($1.09) and ($0.20), respectively. For the quarter and nine months ended September 30, 2010, net income (loss) attributable to KKR & Co. L.P. was $8.9 million and $152.6 million, respectively, and net income (loss) per common unit attributable to KKR & Co. L.P. was $0.04 and $0.74, respectively.

SEGMENT RESULTS

Private Markets

AUM was $43.7 billion as of September 30, 2011, a decrease of $3.4 billion, or 7.2%, compared to AUM of $47.1 billion as of June 30, 2011. The decrease was primarily due to a decline in the carrying value of KKR’s private equity portfolio and distributions to the limited partners of our private equity funds arising from realizations.

FPAUM was $37.9 billion as of September 30, 2011, a decrease of $0.5 billion, or 1.3%, compared to FPAUM of $38.4 billion as of June 30, 2011. The decrease was primarily due to unfavorable changes in foreign exchange related to Euro-denominated commitments and invested capital.

FRE was $41.2 million for the quarter ended September 30, 2011, a decrease of $1.7 million, or 4.0%, compared to FRE of $42.9 million for the quarter ended September 30, 2010. The decrease was primarily due to higher compensation and other operating expenses in connection with the expansion of this business, which was largely offset by an increase in management fees related to new capital raised over the past year and higher transaction fees resulting from the closing of more transaction fee-generating investments.

FRE was $169.6 million for the nine months ended September 30, 2011, an increase of $28.4 million, or 20.1%, compared to FRE of $141.2 million for the nine months ended September 30, 2010. The increase was primarily driven by (i) higher monitoring fees as a result of $76.6 million of termination payments on monitoring agreements with three portfolio companies during the nine months ended September 30, 2011, which impacted FRE by $39.7 million net of associated fee credits; (ii) higher transaction fees as a result of closing more transaction fee-generating investments; and (iii) an increase in management fees related to new capital raised. These increases were partially offset by higher compensation and other operating expenses in connection with the expansion of this business.

ENI was ($152.0) million for the quarter ended September 30, 2011, a decrease of $325.7 million compared to ENI of $173.7 million for the quarter ended September 30, 2010. The decrease was primarily due to a reversal of previously recognized net carried interest due to a decline in the carrying value of our private equity funds.

ENI was $252.9 million for the nine months ended September 30, 2011, a decrease of $269.7 million compared to ENI of $522.6 million for the nine months ended September 30, 2010. The decrease was primarily due to lower net carried interest driven by a lower level of appreciation in our private equity portfolio, partially offset by the increase in FRE discussed above.

Public Markets

AUM was $15.0 billion as of September 30, 2011, an increase of $0.1 billion, or 0.7%, compared to AUM of $14.9 billion as of June 30, 2011. FPAUM was $8.3 billion as of September 30, 2011, an increase of $0.3 billion, or 3.8%, compared to FPAUM of $8.0 billion as of June 30, 2011. For both AUM and FPAUM, the increases were principally attributable to new capital raised, partially offset by distributions to and redemptions by credit strategy investors and a decline in the net asset value of certain vehicles.

FRE was $12.4 million for the quarter ended September 30, 2011, a decrease of $0.8 million, or 6.1%, compared to FRE of $13.2 million for the quarter ended September 30, 2010. The decrease was primarily due to no incentive fees having been earned in the third quarter of 2011 and higher compensation expense as a result of the expansion of this business. These factors were partially offset by an increase in management fees related to new capital raised and a $7.1 million catch-up management fee associated with the final closing of the Mezzanine Fund.

FRE was $47.8 million for the nine months ended September 30, 2011, an increase of $7.1 million, or 17.4%, compared to FRE of $40.7 million for the nine months ended September 30, 2010. The increase was primarily due to growth in management fees related to new capital raised, partially offset by higher compensation expense in connection with the expansion of this business including the development of the equity strategies platform.

ENI was $8.9 million for the quarter ended September 30, 2011, a decrease of $5.0 million, or 36.0%, compared to ENI of $13.9 million for the quarter ended September 30, 2010. The decrease was primarily due to a reversal of previously recognized net carried interest due to a decline in the carrying value of certain carry-earning investment vehicles.

ENI was $46.1 million for the nine months ended September 30, 2011, an increase of $3.7 million, or 8.7%, compared to ENI of $42.4 million for the nine months ended September 30, 2010. The increase was primarily due to the increase in FRE discussed above, partially offset by a reversal of previously recognized net carried interest due to a decline in the carrying value of certain carry-earning investment vehicles.

Capital Markets and Principal Activities

FRE was $44.6 million for the quarter ended September 30, 2011, an increase of $31.2 million compared to FRE of $13.4 million for the quarter ended September 30, 2010. FRE was $83.2 million for the nine months ended September 30, 2011, an increase of $41.8 million compared to FRE of $41.4 million for the nine months ended September 30, 2010. The increases in both comparative periods were primarily driven by a higher level of overall capital markets transaction activity, partially offset by higher compensation and other operating expenses in connection with the expansion of the capital markets business.

ENI was ($449.0) million for the quarter ended September 30, 2011, a decrease of $578.7 million compared to ENI of $129.7 million for the quarter ended September 30, 2010. The decrease was primarily due to a decline in the carrying value of our principal investments.

ENI was $166.4 million for the nine months ended September 30, 2011, a decrease of $693.8 million compared to ENI of $860.2 million for the nine months ended September 30, 2010. The decrease was primarily due to a lower level of investment income. While the fair value of our principal investments increased during the first nine months of 2011, the level of appreciation was lower than in the comparable period of 2010.

CAPITAL AND LIQUIDITY

As of September 30, 2011, KKR had an available cash balance of $839.2 million and $500.0 million of outstanding debt obligations under its senior notes. KKR’s availability for further borrowings was approximately $1.2 billion (which does not include a $500.0 million revolving credit facility for use in its capital markets business that was undrawn as of September 30, 2011).

As of September 30, 2011, KKR’s portion of total uncalled commitments to its investment funds was $746.1 million, consisting of the following (amounts in thousands):

Commitments
Private Markets
European Fund III	$274,200
2006 Fund	217,200
Asian Fund	99,100
Infrastructure Fund	46,100
E2 Investors (Annex Fund)	28,100
Natural Resources	20,500
China Growth Fund	8,000
Other Private Markets Commitments	4,700
Total Private Markets Commitments	697,900

Public Markets
Mezzanine Fund	38,600
Special Situations Vehicles	9,600
Total Public Markets Commitments	48,200

Total Uncalled Commitments	$746,100

DISTRIBUTION

A distribution of $0.10 per common unit will be paid on November 29, 2011 to unitholders of record as of the close of business on November 14, 2011.

CONFERENCE CALL

A conference call to discuss KKR’s financial results will be held on Friday, November 4, 2011 at 10:00 a.m. EDT. The conference call may be accessed by dialing (866) 316-1366 (U.S. callers) or +1 (913) 312-4372 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Relations section of KKR’s website at http://ir.kkr.com/kkr_ir/kkr_events.cfm. A replay of the live broadcast will be available on KKR’s website or by dialing (888) 203-1112 (U.S. callers) and +1 (719) 457-0820 (non-U.S. callers), pass code 4027204, beginning approximately two hours after the broadcast.

From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Relations section of KKR’s website at www.kkr.com. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Public Investors section of the website.

ABOUT KKR

Founded in 1976 and led by Henry Kravis and George Roberts, KKR is a leading global investment firm with $58.7 billion in assets under management as of September 30, 2011. With offices around the world, KKR manages assets through a variety of investment funds and accounts covering multiple asset classes. KKR seeks to create value by bringing operational expertise to its portfolio companies and through active oversight and monitoring of its investments. KKR complements its investment expertise and strengthens interactions with investors through its client relationships and capital markets platform. KKR is publicly traded on the New York Stock Exchange (NYSE: KKR). For additional information, please visit KKR’s website at www.kkr.com.

FORWARD-LOOKING STATEMENTS

This release contains certain forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to AUM, FPAUM, FRE, gross distributable earnings, ENI, committed dollars invested, uncalled commitments and book value, may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: the general volatility of the capital markets; failure to realize the benefits of or changes in KKR’s business strategies; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management industry, interest rates or the general economy; underperformance of KKR's investments and decreased ability to raise funds; and the degree and nature of KKR’s competition. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility. Additional information about factors affecting KKR is available in KKR & Co. L.P.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 7, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, filed with the SEC on May 5, 2011 and August 5, 2011 and other filings with the SEC, which are available at www.sec.gov.

KKR
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS - UNAUDITED)
(Amounts in thousands, except common unit and per common unit amounts)

	Quarter Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenues
Fees	$164,808	$96,018	$514,263	$289,119

Expenses
Compensation and Benefits	48,948	331,180	677,917	1,045,332
Occupancy and Related Charges	13,702	10,373	39,085	29,568
General, Administrative and Other	52,555	94,000	130,579	229,770
Fund Expenses	13,625	14,314	36,287	39,091
Total Expenses	128,830	449,867	883,868	1,343,761

Investment Income (Loss)
Net Gains (Losses) from Investment Activities	(3,339,020)	1,450,124	467,278	4,768,245
Dividend Income	71,106	218,232	107,129	808,512
Interest Income	64,858	66,603	218,975	171,058
Interest Expense	(17,742)	(10,432)	(52,365)	(34,393)
Total Investment Income (Loss)	(3,220,798)	1,724,527	741,017	5,713,422

Income (Loss) Before Taxes	(3,184,820)	1,370,678	371,412	4,658,780

Income Taxes	11,535	16,263	67,923	60,998

Net Income (Loss)	(3,196,355)	1,354,415	303,489	4,597,782

Less: Net Income (Loss) Attributable to
Noncontrolling Interests in Consolidated Entities	(2,468,074)	1,293,373	295,654	3,957,319
Less: Net Income (Loss) Attributable to
Noncontrolling Interests Held by KKR Holdings L.P.	(484,879)	52,186	52,051	487,864

Net Income (Loss) Attributable to KKR & Co. L.P.	$(243,402)	$8,856	$(44,216)	$152,599

Distributions Declared per KKR & Co. L.P. Common Unit	$0.10	$0.15	$0.42	$0.31

Net Income (Loss) Attributable to KKR & Co. L.P. Per Common Unit
Basic	$(1.09)	$0.04	$(0.20)	$0.74
Diluted (a)	$(1.09)	$0.04	$(0.20)	$0.74
Weighted Average Common Units Outstanding
Basic	222,733,648	204,902,226	218,501,107	204,902,226
Diluted (a)	222,733,648	204,902,226	218,501,107	204,902,226

(a) KKR Holdings L.P. units have been excluded from the calculation of diluted earnings per common unit given that the exchange of these units would proportionally increase KKR & Co. L.P.’s interests in KKR’s business and would have an anti-dilutive effect on earnings per common unit as a result of certain tax benefits KKR & Co. L.P. is assumed to receive upon the exchange. For the three and nine months ended September 30, 2011, equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan have been excluded from the calculation of diluted earnings per common unit given the awards would have an anti-dilutive effect as a result of the net loss incurred for the respective periods.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Fees
Management and incentive fees:
Management fees	$134,049	$126,229	$112,545	$387,828	$334,243
Incentive fees	-	16,146	9,555	28,159	30,405
Management and incentive fees	134,049	142,375	122,100	415,987	364,648

Monitoring and transaction fees:
Monitoring fees	20,892	30,653	21,780	141,972	64,824
Transaction fees	98,631	34,885	40,634	220,792	133,609
Fee credits	(28,793)	(12,211)	(13,683)	(113,996)	(43,228)
Net monitoring and transaction fees	90,730	53,327	48,731	248,768	155,205

Total fees	224,779	195,702	170,831	664,755	519,853

Expenses
Compensation and benefits (a)	66,663	63,110	49,056	192,913	150,740
Occupancy and related charges	12,675	12,122	10,373	36,656	29,591
Other operating expenses	47,199	44,337	41,896	134,608	116,291
Total expenses	126,537	119,569	101,325	364,177	296,622

Fee Related Earnings	98,242	76,133	69,506	300,578	223,231

Investment income (loss)
Gross carried interest	(366,387)	201,384	237,923	167,118	790,628
Less: allocation to KKR carry pool	151,191	(79,591)	(91,156)	(67,915)	(286,567)
Less: management fee refunds (b)	21,115	(31,905)	(17,387)	(15,594)	(119,034)
Net carried interest	(194,081)	89,888	129,380	83,609	385,027
Other investment income (loss)	(494,412)	149,956	120,006	85,719	819,739
Total investment income (loss)	(688,493)	239,844	249,386	169,328	1,204,766

Income (Loss) before noncontrolling interests in Income of consolidated entities	(590,251)	315,977	318,892	469,906	1,427,997
Income (Loss) attributable to noncontrolling interests	1,840	951	1,567	4,451	2,817

Economic Net Income (Loss)	$(592,091)	$315,026	$317,325	$465,455	$1,425,180

Provision for Income Taxes	29,634	69,721	47,784	188,094	192,843

Economic Net Income (Loss), After Taxes (c)	$(621,725)	$245,305	$269,541	$277,361	$1,232,337

Economic Net Income (Loss), After Taxes per Adjusted Unit (c)	$(0.91)	$0.36	$0.39	$0.41	$1.80

Assets Under Management	$58,720,800	$61,940,200	$55,498,500	$58,720,800	$55,498,500
Fee Paying Assets Under Management	$46,221,200	$46,435,900	$42,705,200	$46,221,200	$42,705,200
Committed Dollars Invested	$1,807,200	$497,100	$540,400	$3,431,400	$2,562,300
Uncalled Commitments	$12,807,200	$13,698,900	$13,750,900	$12,807,200	$13,750,900

Other Information
Fee Related Earnings	$98,242	$76,133	$69,506	$300,578	$223,231
Plus: depreciation and amortization	2,147	2,609	2,674	7,397	8,874
Fee Related EBITDA	$100,389	$78,742	$72,180	$307,975	$232,105

Gross Distributable Earnings	$104,395	$103,248	$166,791	$400,581	$328,689

GAAP interest expense	$17,742	$17,371	$10,432	$52,365	$34,393
Less: interest expense related to debt obligations from investment financing arrangements	7,233	6,772	6,849	20,562	21,087
Core Interest Expense (c)	$10,509	$10,599	$3,583	$31,803	$13,306

(a) Excludes a $6.8 million and $11.2 million charge for non-cash equity based compensation during the quarter and nine months ended September 30, 2011, respectively, associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan. Excludes a $4.4 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

(b) As of September 30, 2011, $81.2 million of carried interest is subject to management fee refunds, which may reduce carried interest in future periods.

(c) See definitions for After-tax ENI, adjusted units, and core interest expense under “Notes to Reportable Segments.”

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
PRIVATE MARKETS SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Fees
Management and incentive fees:
Management fees	$106,748	$106,679	$98,337	$323,684	$293,543
Incentive fees	-	-	-	-	-
Management and incentive fees	106,748	106,679	98,337	323,684	293,543

Monitoring and transaction fees:
Monitoring fees	20,892	30,653	21,780	141,972	64,824
Transaction fees	40,196	8,132	19,816	101,506	65,058
Fee credits	(27,229)	(12,113)	(12,941)	(110,129)	(36,890)
Net monitoring and transaction fees	33,859	26,672	28,655	133,349	92,992

Total fees	140,607	133,351	126,992	457,033	386,535

Expenses
Compensation and benefits (a)	47,390	46,205	37,861	139,570	117,165
Occupancy and related charges	11,273	10,944	9,513	32,792	27,189
Other operating expenses	40,768	38,424	36,733	115,076	100,965
Total expenses	99,431	95,573	84,107	287,438	245,319

Fee Related Earnings	41,176	37,778	42,885	169,595	141,216

Investment income (loss)
Gross carried interest	(360,282)	201,331	236,792	170,096	788,045
Less: allocation to KKR carry pool	148,749	(79,570)	(90,704)	(69,106)	(285,534)
Less: management fee refunds	21,115	(31,905)	(17,387)	(15,594)	(119,034)
Net carried interest	(190,418)	89,856	128,701	85,396	383,477
Other investment income (loss)	(1,942)	690	2,524	(185)	(1,532)
Total investment income (loss)	(192,360)	90,546	131,225	85,211	381,945

Income (Loss) before noncontrolling interests in Income of consolidated entities	(151,184)	128,324	174,110	254,806	523,161
Income (Loss) attributable to noncontrolling interests	790	168	394	1,885	580

Economic Net Income (Loss)	$(151,974)	$128,156	$173,716	$252,921	$522,581

Assets Under Management	$43,744,400	$47,071,900	$41,878,700	$43,744,400	$41,878,700
Fee Paying Assets Under Management	$37,936,800	$38,430,300	$36,032,300	$37,936,800	$36,032,300
Committed Dollars Invested	$1,654,900	$420,300	$349,500	$2,884,900	$2,184,200
Uncalled Commitments	$11,243,600	$12,456,800	$12,495,400	$11,243,600	$12,495,400

(a) Excludes a $4.2 million and $4.9 million charge for non-cash equity based compensation during the quarter and nine months ended September 30, 2011, respectively, associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan. Excludes a $0.7 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS AND OTHER SELECTED FINANCIAL INFORMATION
PUBLIC MARKETS SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Fees
Management and incentive fees:
Management fees	$27,301	$19,550	$14,208	$64,144	$40,700
Incentive fees	-	16,146	9,555	28,159	30,405
Management and incentive fees	27,301	35,696	23,763	92,303	71,105

Monitoring and transaction fees:
Monitoring fees	-	-	-	-	-
Transaction fees	3,760	356	1,672	7,845	9,825
Fee credits	(1,564)	(98)	(742)	(3,867)	(6,338)
Net monitoring and transaction fees	2,196	258	930	3,978	3,487

Total fees	29,497	35,954	24,693	96,281	74,592

Expenses
Compensation and benefits (a)	12,144	10,664	7,708	33,967	22,324
Occupancy and related charges	1,097	818	615	2,870	1,763
Other operating expenses	3,807	3,634	3,160	11,649	9,850
Total expenses	17,048	15,116	11,483	48,486	33,937

Fee Related Earnings	12,449	20,838	13,210	47,795	40,655

Investment income (loss)
Gross carried interest	(6,105)	53	1,131	(2,978)	2,583
Less: allocation to KKR carry pool	2,442	(21)	(452)	1,191	(1,033)
Less: management fee refunds	-	-	-	-	-
Net carried interest	(3,663)	32	679	(1,787)	1,550
Other investment income (loss)	288	661	148	598	530
Total investment income (loss)	(3,375)	693	827	(1,189)	2,080

Income (Loss) before noncontrolling interests in Income of consolidated entities	9,074	21,531	14,037	46,606	42,735
Income (Loss) attributable to noncontrolling interests	164	178	125	480	380

Economic Net Income (Loss)	$8,910	$21,353	$13,912	$46,126	$42,355

Assets Under Management	$14,976,400	$14,868,300	$13,619,800	$14,976,400	$13,619,800
Fee Paying Assets Under Management	$8,284,400	$8,005,600	$6,672,900	$8,284,400	$6,672,900
Committed Dollars Invested	$152,300	$76,800	$190,900	$546,500	$378,100
Uncalled Commitments	$1,563,600	$1,242,100	$1,255,500	$1,563,600	$1,255,500

(a) Excludes a $2.5 million and $6.2 million charge for non-cash equity based compensation during the quarter and nine months ended September 30, 2011, respectively, associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan. Excludes a $3.7 million charge for non-cash equity based compensation during the quarter ended June 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT (UNAUDITED)
(Amounts in thousands)

	Quarter Ended			Nine Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Fees
Management and incentive fees:
Management fees	$-	$-	$-	$-	$-
Incentive fees	-	-	-	-	-
Management and incentive fees	-	-	-	-	-

Monitoring and transaction fees:
Monitoring fees	-	-	-	-	-
Transaction fees	54,675	26,397	19,146	111,441	58,726
Fee credits	-	-	-	-	-
Net monitoring and transaction fees	54,675	26,397	19,146	111,441	58,726

Total fees	54,675	26,397	19,146	111,441	58,726

Expenses
Compensation and benefits (a)	7,129	6,241	3,487	19,376	11,251
Occupancy and related charges	305	360	245	994	639
Other operating expenses	2,624	2,279	2,003	7,883	5,476
Total expenses	10,058	8,880	5,735	28,253	17,366

Fee Related Earnings	44,617	17,517	13,411	83,188	41,360

Investment income (loss)
Gross carried interest	-	-	-	-	-
Less: allocation to KKR carry pool	-	-	-	-	-
Less: management fee refunds	-	-	-	-	-
Net carried interest	-	-	-	-	-
Other investment income (loss)	(492,758)	148,605	117,334	85,306	820,741
Total investment income (loss)	(492,758)	148,605	117,334	85,306	820,741

Income (Loss) before noncontrolling interests in Income of consolidated entities	(448,141)	166,122	130,745	168,494	862,101
Income (Loss) attributable to noncontrolling interests	886	605	1,048	2,086	1,857

Economic Net Income (Loss)	$(449,027)	$165,517	$129,697	$166,408	$860,244

(a) Excludes a $0.1 million charge for non-cash equity based compensation during the quarter and nine months ended September 30, 2011 associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan.

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended September 30, 2011
(Amounts in thousands)
			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$106,748	$27,301	$-	$134,049
Incentive fees	-	-	-	-
Management and incentive fees	106,748	27,301	-	134,049

Monitoring and transaction fees:
Monitoring fees	20,892	-	-	20,892
Transaction fees	40,196	3,760	54,675	98,631
Fee credits	(27,229)	(1,564)	-	(28,793)
Net monitoring and transaction fees	33,859	2,196	54,675	90,730

Total fees	140,607	29,497	54,675	224,779

Expenses
Compensation and benefits (a)	47,390	12,144	7,129	66,663
Occupancy and related charges	11,273	1,097	305	12,675
Other operating expenses	40,768	3,807	2,624	47,199
Total expenses	99,431	17,048	10,058	126,537

Fee Related Earnings	41,176	12,449	44,617	98,242

Investment income (loss)
Gross carried interest	(360,282)	(6,105)	-	(366,387)
Less: allocation to KKR carry pool	148,749	2,442	-	151,191
Less: management fee refunds	21,115	-	-	21,115
Net carried interest	(190,418)	(3,663)	-	(194,081)
Other investment income (loss)	(1,942)	288	(492,758)	(494,412)
Total investment income (loss)	(192,360)	(3,375)	(492,758)	(688,493)

Income (Loss) before noncontrolling interests in Income of consolidated entities	(151,184)	9,074	(448,141)	(590,251)
Income (Loss) attributable to noncontrolling interests	790	164	886	1,840
Economic Net Income (Loss)	$(151,974)	$8,910	$(449,027)	$(592,091)

(a) Excludes a $6.8 million charge for non-cash equity based compensation associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan (Private Markets – $4.2 million; Public Markets – $2.5 million; Capital Markets and Principal Activities – $0.1 million).

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended June 30, 2011
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$106,679	$19,550	$-	$126,229
Incentive fees	-	16,146	-	16,146
Management and incentive fees	106,679	35,696	-	142,375

Monitoring and transaction fees:
Monitoring fees	30,653	-	-	30,653
Transaction fees	8,132	356	26,397	34,885
Fee credits	(12,113)	(98)	-	(12,211)
Net monitoring and transaction fees	26,672	258	26,397	53,327

Total fees	133,351	35,954	26,397	195,702

Expenses
Compensation and benefits (a)	46,205	10,664	6,241	63,110
Occupancy and related charges	10,944	818	360	12,122
Other operating expenses	38,424	3,634	2,279	44,337
Total expenses	95,573	15,116	8,880	119,569

Fee Related Earnings	37,778	20,838	17,517	76,133

Investment income (loss)
Gross carried interest	201,331	53	-	201,384
Less: allocation to KKR carry pool	(79,570)	(21)	-	(79,591)
Less: management fee refunds	(31,905)	-	-	(31,905)
Net carried interest	89,856	32	-	89,888
Other investment income (loss)	690	661	148,605	149,956
Total investment income (loss)	90,546	693	148,605	239,844

Income (Loss) before noncontrolling interests in Income of consolidated entities	128,324	21,531	166,122	315,977
Income (Loss) attributable to noncontrolling interests	168	178	605	951

Economic Net Income (Loss)	$128,156	$21,353	$165,517	$315,026

(a) Excludes a $4.4 million charge for non-cash equity based compensation associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan (Private Markets – $0.7 million; Public Markets – $3.7 million).

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Quarter Ended September 30, 2010
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$98,337	$14,208	$-	$112,545
Incentive fees	-	9,555	-	9,555
Management and incentive fees	98,337	23,763	-	122,100

Monitoring and transaction fees:
Monitoring fees	21,780	-	-	21,780
Transaction fees	19,816	1,672	19,146	40,634
Fee credits	(12,941)	(742)	-	(13,683)
Net monitoring and transaction fees	28,655	930	19,146	48,731

Total fees	126,992	24,693	19,146	170,831

Expenses
Compensation and benefits	37,861	7,708	3,487	49,056
Occupancy and related charges	9,513	615	245	10,373
Other operating expenses	36,733	3,160	2,003	41,896
Total expenses	84,107	11,483	5,735	101,325

Fee Related Earnings	42,885	13,210	13,411	69,506

Investment income (loss)
Gross carried interest	236,792	1,131	-	237,923
Less: allocation to KKR carry pool	(90,704)	(452)	-	(91,156)
Less: management fee refunds	(17,387)	-	-	(17,387)
Net carried interest	128,701	679	-	129,380
Other investment income (loss)	2,524	148	117,334	120,006
Total investment income (loss)	131,225	827	117,334	249,386

Income (Loss) before noncontrolling interests in Income of consolidated entities	174,110	14,037	130,745	318,892
Income (Loss) attributable to noncontrolling interests	394	125	1,048	1,567

Economic Net Income (Loss)	$173,716	$13,912	$129,697	$317,325

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Nine Months Ended September 30, 2011
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$323,684	$64,144	$-	$387,828
Incentive fees	-	28,159	-	28,159
Management and incentive fees	323,684	92,303	-	415,987

Monitoring and transaction fees:
Monitoring fees	141,972	-	-	141,972
Transaction fees	101,506	7,845	111,441	220,792
Fee credits	(110,129)	(3,867)	-	(113,996)
Net monitoring and transaction fees	133,349	3,978	111,441	248,768

Total fees	457,033	96,281	111,441	664,755

Expenses
Compensation and benefits (a)	139,570	33,967	19,376	192,913
Occupancy and related charges	32,792	2,870	994	36,656
Other operating expenses	115,076	11,649	7,883	134,608
Total expenses	287,438	48,486	28,253	364,177

Fee Related Earnings	169,595	47,795	83,188	300,578

Investment income (loss)
Gross carried interest	170,096	(2,978)	-	167,118
Less: allocation to KKR carry pool	(69,106)	1,191	-	(67,915)
Less: management fee refunds	(15,594)	-	-	(15,594)
Net carried interest	85,396	(1,787)	-	83,609
Other investment income (loss)	(185)	598	85,306	85,719
Total investment income (loss)	85,211	(1,189)	85,306	169,328

Income (Loss) before noncontrolling interests in Income of consolidated entities	254,806	46,606	168,494	469,906
Income (Loss) attributable to noncontrolling interests	1,885	480	2,086	4,451

Economic Net Income (Loss)	$252,921	$46,126	$166,408	$465,455

(a) Excludes a $11.2 million charge for non-cash equity based compensation associated with equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan (Private Markets – $4.9 million; Public Markets – $6.2 million; Capital Markets and Principal Activities – $0.1 million).

KKR
STATEMENTS OF OPERATIONS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
Nine Months Ended September 30, 2010
(Amounts in thousands)

			Capital Markets	Total
	Private Markets	Public Markets	and Principal	Reportable
	Segment	Segment	Activities Segment	Segments

Fees
Management and incentive fees:
Management fees	$293,543	$40,700	$-	$334,243
Incentive fees	-	30,405	-	30,405
Management and incentive fees	293,543	71,105	-	364,648

Monitoring and transaction fees:
Monitoring fees	64,824	-	-	64,824
Transaction fees	65,058	9,825	58,726	133,609
Fee credits	(36,890)	(6,338)	-	(43,228)
Net monitoring and transaction fees	92,992	3,487	58,726	155,205

Total fees	386,535	74,592	58,726	519,853

Expenses
Compensation and benefits	117,165	22,324	11,251	150,740
Occupancy and related charges	27,189	1,763	639	29,591
Other operating expenses	100,965	9,850	5,476	116,291
Total expenses	245,319	33,937	17,366	296,622

Fee Related Earnings	141,216	40,655	41,360	223,231

Investment income (loss)
Gross carried interest	788,045	2,583	-	790,628
Less: allocation to KKR carry pool	(285,534)	(1,033)	-	(286,567)
Less: management fee refunds	(119,034)	-	-	(119,034)
Net carried interest	383,477	1,550	-	385,027
Other investment income (loss)	(1,532)	530	820,741	819,739
Total investment income (loss)	381,945	2,080	820,741	1,204,766

Income (Loss) before noncontrolling interests in Income of consolidated entities	523,161	42,735	862,101	1,427,997
Income (Loss) attributable to noncontrolling interests	580	380	1,857	2,817

Economic Net Income (Loss)	$522,581	$42,355	$860,244	$1,425,180

KKR
BALANCE SHEETS
TOTAL REPORTABLE SEGMENTS (UNAUDITED)
(Amounts in thousands, except per unit amounts)

As of September 30, 2011
	Private Markets Segment	Public Markets Segment	Capital Markets and Principal Activities Segment		Total Reportable Segments

Cash and cash equivalents	$300,452	$22,528	$516,238		$839,218
Investments	-	-	4,865,176	(a)	4,865,176
Unrealized carry	459,681	1,214	-		460,895
Other assets	141,127	45,389	57,946		244,462
Total assets	$901,260	$69,131	$5,439,360		$6,409,751

Debt obligations	$-	$-	$500,000		$500,000
Other liabilities	215,959	20,970	45,511		282,440
Total liabilities	215,959	20,970	545,511		782,440

Noncontrolling interests	(1,219)	774	18,059		17,614

Partners' capital	$686,520	$47,387	$4,875,790		$5,609,697

Book value per adjusted unit (b)	$1.00	$0.07	$7.10		$8.17

As of December 31, 2010
	Private Markets Segment	Public Markets Segment	Capital Markets and Principal Activities Segment		Total Reportable Segments

Cash and cash equivalents	$229,729	$10,007	$516,544		$756,280
Investments	-	-	4,831,798		4,831,798
Unrealized carry	523,002	3,001	-		526,003
Other assets	194,424	53,222	39,730		287,376
Total assets	$947,155	$66,230	$5,388,072		$6,401,457

Debt obligations	$-	$-	$500,000		$500,000
Other liabilities	104,248	10,193	45,837		160,278
Total liabilities	104,248	10,193	545,837		660,278

Noncontrolling interests	(1,750)	766	16,537		15,553

Partners' capital	$844,657	$55,271	$4,825,698		$5,725,626

Book value per adjusted unit (b)	$1.24	$0.08	$7.06		$8.38

(a) See Capital Markets and Principal Activities segment schedule of investments that follows on pages 16 and 17.

(b) Adjusted units represent the fully diluted unit count using the if-converted method. See Exhibit B for a reconciliation of this item to the comparable GAAP measure.

KKR
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT SCHEDULE OF INVESTMENTS
(Amounts in thousands, except percentage amounts)

	As of September 30, 2011
			Fair Value as
		Fair	a Percentage
Investment	Cost	Value	of Investments

Co-investments in portfolio companies of private equity funds:
Dollar General Corporation	$145,306	$627,057	12.9%
HCA Inc.	171,228	304,921	6.3
Alliance Boots GmbH	301,352	303,939	6.2
The Nielsen Company B.V.	156,839	271,908	5.6
Biomet, Inc.	151,443	136,299	2.8
U.S. Foodservice, Inc.	100,000	120,000	2.5
NXP B.V.	207,964	111,259	2.3
ProSiebenSat.1 Media AG	226,913	106,867	2.2
First Data Corporation	135,258	81,155	1.7
KION Group GmbH	128,058	70,915	1.5
Energy Future Holdings Corp.	200,000	20,000	0.3
PagesJaunes Groupe S.A.	235,201	--	--
Capmark Financial Group Inc.	137,321	--	--
	2,296,883	2,154,320	44.3
Private equity funds:
KKR 2006 Fund L.P.	1,165,192	1,187,381	24.4
KKR Asian Fund L.P.	188,531	257,759	5.3
KKR European Fund III L.P.	195,603	205,311	4.2
KKR Millennium Fund L.P.	181,961	152,976	3.1
KKR European Fund L.P.	97,388	80,057	1.6
KKR European Fund II L.P.	89,769	70,571	1.5
KKR E2 Investors, L.P.	12,188	17,463	0.4
KKR China Growth Fund L.P.	1,957	3,017	0.1
	1,932,589	1,974,535	40.6

Fixed income securities	517,731	530,006	10.9
Other	233,169	206,315	4.2

Total Investments	$4,980,372	$4,865,176	100.0%

KKR
CAPITAL MARKETS AND PRINCIPAL ACTIVITIES SEGMENT SCHEDULE OF INVESTMENTS, CONTINUED
(Amounts in thousands, except percentage amounts)

	As of September 30, 2011
			Fair Value as
		Fair	a Percentage
Investment	Cost	Value	of Investments

Significant Aggregate Investments: (a)
Dollar General Corporation	$201,607	$832,766	17.1%
Alliance Boots GmbH	426,523	437,359	9.1
HCA Inc.	217,011	379,303	7.8
The Nielsen Company B.V.	172,841	297,458	6.1
	1,017,982	1,946,886	40.1
Other portfolio companies (b)	3,211,490	2,181,969	44.9
Other investments	750,900	736,321	15.0
Total Investments	$4,980,372	$4,865,176	100.0%

Investments by Geography:
North America	$3,032,037	$3,393,962	69.8%
Europe	1,675,859	1,108,647	22.8
Asia-Pacific	272,476	362,567	7.4
Total Investments	$4,980,372	$4,865,176	100.0%

Investments by Industry:
Retail	$562,136	$1,185,322	24.4%
Healthcare	936,025	1,090,491	22.4
Financial Services	1,123,432	833,366	17.1
Media/Telecom	832,284	610,972	12.6
Technology	461,668	372,338	7.7
Industrial	355,941	338,593	7.0
Energy	472,062	179,306	3.7
Consumer Products	147,353	160,792	3.3
Other	89,471	93,996	1.8
Total Investments	$4,980,372	$4,865,176	100.0%

(a) The significant aggregate investments include investments in portfolio companies with individual fair values of 5% or more of the Capital Markets and Principal Activities segment investments balance as of September 30, 2011. The fair value figures include the co-investment and the limited partner and/or general partner interests in the underlying portfolio company.

(b) Other portfolio companies includes investments in private equity portfolio companies with individual fair values less than 5% of the Capital Markets and Principal Activities segment investments balance as of September 30, 2011.

KKR
ASSETS UNDER MANAGEMENT AND FEE PAYING ASSETS UNDER MANAGEMENT
(Amounts in thousands)

Assets Under Management
	Private Markets Segment	Public Markets Segment	Total Reportable Segments
Quarter Ended September 30, 2011

June 30, 2011	$47,071,900	$14,868,300	$61,940,200

New Capital Raised	172,800	784,100	956,900
Distributions	(546,000)	(438,000)	(984,000)
Foreign Exchange	(193,300)	-	(193,300)
Change in Value	(2,761,000)	(238,000)	(2,999,000)

September 30, 2011	$43,744,400	$14,976,400	$58,720,800

Nine Months Ended September 30, 2011

December 31, 2010	$46,223,900	$14,773,600	$60,997,500

New Capital Raised	989,000	1,135,500	2,124,500
Distributions	(4,419,300)	(1,186,200)	(5,605,500)
Foreign Exchange	13,100	-	13,100
Change in Value	937,700	253,500	1,191,200

September 30, 2011	$43,744,400	$14,976,400	$58,720,800

Trailing Twelve Months Ended September 30, 2011

September 30, 2010	$41,878,700	$13,619,800	$55,498,500

New Capital Raised	3,472,100	2,128,700	5,600,800
Distributions	(5,819,800)	(1,245,300)	(7,065,100)
Foreign Exchange	(32,800)	-	(32,800)
Change in Value	4,246,200	473,200	4,719,400

September 30, 2011	$43,744,400	$14,976,400	$58,720,800

Fee Paying Assets Under Management
	Private Markets Segment	Public Markets Segment	Total Reportable Segments
Quarter Ended September 30, 2011

June 30, 2011	$38,430,300	$8,005,600	$46,435,900

New Capital Raised	103,500	682,200	785,700
Distributions	(7,000)	(226,800)	(233,800)
Foreign Exchange	(552,400)	-	(552,400)
Change in Value	(37,600)	(176,600)	(214,200)

September 30, 2011	$37,936,800	$8,284,400	$46,221,200

Nine Months Ended September 30, 2011

December 31, 2010	$38,186,700	$7,824,400	$46,011,100

New Capital Raised	919,700	1,024,000	1,943,700
Distributions	(1,133,600)	(826,800)	(1,960,400)
Foreign Exchange	(9,900)	-	(9,900)
Change in Value	(26,100)	262,800	236,700

September 30, 2011	$37,936,800	$8,284,400	$46,221,200

Trailing Twelve Months Ended September 30, 2011

September 30, 2010	$36,032,300	$6,672,900	$42,705,200

New Capital Raised	3,356,800	2,015,700	5,372,500
Distributions	(1,285,600)	(885,900)	(2,171,500)
Foreign Exchange	(147,800)	-	(147,800)
Change in Value	(18,900)	481,700	462,800

September 30, 2011	$37,936,800	$8,284,400	$46,221,200

KKR
SELECTED INVESTMENT VEHICLE SUMMARY (UNAUDITED)
As of September 30, 2011
(Amounts in millions, except percentages)
	Investment Period		Amount
	Commencement Date	End Date	Commitment	Uncalled Commitments	Percentage Committed by General Partner	Invested	Realized	Remaining Cost	Fair Value
Private Markets

Private Equity Funds
China Growth Fund	11/2010	11/2016	$1,010.0	$852.3	1.0%	$157.7	$-	$157.7	$236.6
E2 Investors (Annex Fund)	8/2009	11/2012	540.8	386.5	4.2%	154.3	-	154.3	220.0
European Fund III	3/2008	3/2014	5,967.8	3,371.3	4.5%	2,596.5	-	2,596.5	2,657.0
Asian Fund	7/2007	7/2013	3,983.2	1,323.3	2.5%	2,659.9	191.9	2,533.5	3,755.7
2006 Fund	9/2006	9/2012	17,642.2	2,833.7	2.1%	14,808.5	3,282.2	13,039.0	15,013.9
European Fund II	11/2005	10/2008	5,750.8	-	2.1%	5,750.8	1,445.0	4,715.3	3,838.5
Millennium Fund	12/2002	12/2008	6,000.0	-	2.5%	6,000.0	6,810.9	3,484.7	4,814.6
European Fund	12/1999	12/2005	3,085.4	-	3.2%	3,085.4	7,719.0	217.0	949.7

Total Private Equity Funds			43,980.2	8,767.1		35,213.1	19,449.0	26,898.0	31,486.0

Co-Investment Vehicles	Various	Various	2,140.7	494.6	Various	1,646.1	457.7	1,511.5	2,242.5

Total Private Equity			46,120.9	9,261.7		36,859.2	19,906.7	28,409.5	33,728.5

Energy / Infrastructure
Natural Resources	3/2010	10/2013	1,086.5	1,004.5	Various	82.0	6.9	82.0	66.9
Infrastructure Fund	9/2010	9/2016	513.7	473.6	9.7%	40.1	-	40.1	38.4
Co-Investment Vehicles	Various	Various	1,608.3	503.8	Various	1,104.5	50.3	1,104.5	1,275.1

Total Energy / Infrastructure			3,208.5	1,981.9		1,226.6	57.2	1,226.6	1,380.4

Private Markets Total			49,329.4	11,243.6		38,085.8	19,963.9	29,636.1	35,108.9

Public Markets

Special Situations Vehicles	Various	Various	2,003.1	718.1	Various	1,285.0	22.3	1,285.0	1,293.8
Mezzanine Fund	3/2010	8/2015	987.0	845.5	4.6%	141.5	3.4	141.5	148.2

Public Markets Total			2,990.1	1,563.6		1,426.5	25.7	1,426.5	1,442.0

Total			$52,319.5	$12,807.2		$39,512.3	$19,989.6	$31,062.6	$36,550.9

KKR
DISTRIBUTION CALCULATION
(Amounts in thousands, except unit and per unit amounts)

	Quarter Ended			Nine Months Ended
	September 30, 2011	June 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

FRE	$98,242	$76,133	$69,506	$300,578	$223,231
Realized cash carry	12,937	32,725	98,852	118,889	115,195
Less: local income taxes	(4,944)	(4,659)	-	(14,435)	(6,920)
Less: noncontrolling interests	(1,840)	(951)	(1,567)	(4,451)	(2,817)
Gross distributable earnings	104,395	103,248	166,791	400,581	328,689

Distributable earnings to KKR & Co. L.P.	34,075	33,639	50,037	128,817	98,607
				-	-
Less: estimated current corporate income taxes	(11,035)	(8,492)	(19,005)	(34,124)	(35,017)

Total distribution	$23,040	$25,147	$31,032	$94,693	$63,590

Distribution per KKR & Co. L.P. common unit	$0.10	$0.11	$0.15	$0.42	$0.31

Outstanding KKR & Co. L.P. common units	222,944,668	222,531,607	204,902,226

DISTRIBUTION POLICY

KKR intends to make quarterly cash distributions in amounts that in the aggregate are expected to constitute substantially all of the cash earnings of its investment management business each year in excess of amounts determined by KKR to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and its investment funds and to comply with applicable law and any of its debt instruments or other agreements. KKR does not intend to distribute gains on principal investments, other than certain additional distributions that KKR may determine to make. These additional distributions, if any, are intended to cover certain tax liabilities, as calculated by KKR. When KKR & Co. L.P. receives distributions from the KKR Group Partnerships (the holding companies of the KKR business), KKR Holdings receives its pro rata share of such distributions from the KKR Group Partnerships. For purposes of KKR’s distribution policy, its distributions are expected to consist of (i) FRE, (ii) carry distributions received from KKR’s investment funds which have not been allocated as part of its carry pool, and (iii) any additional distributions for certain taxes as described above. This amount is expected to be reduced by (i) corporate and applicable local taxes, if any, (ii) noncontrolling interests, and (iii) amounts determined by KKR to be necessary or appropriate for the conduct of its business and other matters as discussed above.

The declaration and payment of any distributions are subject to the discretion of the board of directors of the general partner of KKR & Co. L.P. and the terms of its limited partnership agreement. There can be no assurance that distributions will be made as intended or at all or that such distributions will be sufficient to pay any particular KKR unitholder’s actual U.S. or non-U.S. tax liability.

KKR

Notes to Reportable Segments (Unaudited)

The reportable segments for KKR’s business are presented prior to giving effect to the allocation of income (loss) between KKR & Co. L.P. and KKR Holdings L.P. and as such represent the business in total.

Definitions

Fee related earnings (“FRE”) is comprised of segment operating revenues, less segment operating expenses. The components of FRE on a segment basis differ from the equivalent GAAP amounts on a consolidated basis as a result of: (i) the inclusion of management fees earned from consolidated funds that were eliminated in consolidation; (ii) the exclusion of fees and expenses of certain consolidated entities; (iii) the exclusion of charges relating to the amortization of intangible assets; (iv) the exclusion of charges relating to carry pool allocations; (v) the exclusion of non-cash equity charges and other non-cash compensation charges borne by KKR Holdings or incurred under the KKR & Co. L.P. 2010 Equity Incentive Plan; (vi) the exclusion of certain reimbursable expenses; and (vii) the exclusion of certain non-recurring items.

Economic net income (loss) (“ENI”) is a measure of profitability for KKR’s reportable segments and is comprised of: (i) FRE; plus (ii) segment investment income (loss), which is reduced for carry pool allocations and management fee refunds; less (iii) certain economic interests in KKR’s segments held by third parties. ENI differs from net income (loss) on a GAAP basis as a result of: (i) the exclusion of the items referred to in FRE above; (ii) the exclusion of investment income (loss) relating to noncontrolling interests; and (iii) the exclusion of income taxes.

After–tax ENI is calculated by deducting from ENI the implied income tax provision that has been calculated assuming that all income is allocated to KKR & Co. L.P., which would occur following an exchange of all KKR Holdings units for common units of KKR & Co. L.P. The assumptions and methodology used to calculate the implied income tax provision are consistent with those used in calculating the tax provision for KKR & Co. L.P. under GAAP. The implied income tax provision does not give effect to any tax savings or deductions that may result from the exchange of KKR Holdings units.

Assets under management (“AUM”) represent the assets from which KKR is entitled to receive fees or a carried interest and general partner capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds plus uncalled capital commitments from these funds; (ii) the fair value of investments in KKR's co-investment vehicles; (iii) the net asset value of certain of KKR's fixed income products; (iv) the value of outstanding structured finance vehicles; and (v) the fair value of other assets managed by KKR. KKR's definition of AUM is not based on any definition of AUM that is set forth in the agreements governing the investment funds, vehicles or accounts that it manages or calculated pursuant to any regulatory requirements.

Fee paying AUM (“FPAUM”) represents only those assets under management from which KKR receives fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR’s fees and differs from AUM in the following respects: (i) assets from which KKR does not receive a fee are excluded (i.e., assets with respect to which it receives only carried interest) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments.

Committed dollars invested is the aggregate amount of capital commitments that have been invested by KKR’s investment funds and carry-yielding co-investment vehicles during a given period. Such amounts include: (i) capital invested by fund investors and co-investors with respect to which KKR is entitled to a fee or carried interest and (ii) capital invested by KKR.

Uncalled commitments represent unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles have received from partners to contribute capital to fund future investments.

Adjusted units represent the weighted-average fully diluted unit count for ENI purposes using the if-converted method. See Exhibit B for a reconciliation of this item to the comparable GAAP measure.

Core interest expense excludes interest expense related to debt obligations from investment financing arrangements related to certain of KKR’s private equity funds, investment vehicles and principal investments. These financing arrangements are not direct obligations of the general partners of KKR’s private equity funds or its management companies. On a segment basis, interest expense is included in other investment income.

Fee credits require KKR to share an agreed upon percentage of monitoring and transaction fees received from portfolio companies with limited partners in certain of its investment funds. Limited partners receive fee credits only with respect to monitoring and transaction fees that are allocable to their fund’s investment in the portfolio company and not, for example, any fees allocable to capital invested through co-investment vehicles. Fee credits are calculated after deducting certain fund-related expenses and generally amount to 80% of allocable monitoring and transaction fees after fund-related expenses are recovered, although the actual percentage may vary from fund to fund.

KKR carry pool represents a portion of the carried interest earned in relation to certain of KKR’s active and future investment funds and co-investment vehicles that will be allocated to its principals, other professionals and selected other individuals.

Management fee refunds represent 20% of any cash management fees earned from limited partners in the event that certain of KKR’s investment funds recognize a carried interest. At such time as the fund recognizes a carried interest in an amount sufficient to cover 20% of the cash management fees earned or a portion thereof, carried interest is reduced, not to exceed 20% of cash management fees earned.

Noncontrolling interests represent economic interests that will (i) allocate to a former principal an aggregate of 1% of profits and losses of KKR’s management companies until a future date and (ii) allocate to a third party investor an aggregate of 2% of the equity in KKR’s capital markets business.

You should note that KKR’s calculation of FRE, ENI, After–tax ENI, AUM and FPAUM may differ from the calculation of other investment managers and, as a result, its measurements of FRE, ENI, After–tax ENI, AUM and FPAUM may not be comparable to similar measures presented by other investment managers.

KKR
EXHIBIT A
RECONCILIATION OF TOTAL REPORTABLE SEGMENTS FEE RELATED EARNINGS AND ECONOMIC NET INCOME
TO NET INCOME ATTRIBUTABLE TO KKR & CO. L.P. (GAAP BASIS - UNAUDITED)
(Amounts in thousands)

	Quarter Ended	Quarter Ended	Quarter Ended
	September 30, 2011	June 30, 2011	September 30, 2010
Total reportable segments fee related earnings	$98,242	$76,133	$69,506
Investment income (loss)	(688,493)	239,844	249,386
Less: Income attributable to noncontrolling interests	(1,840)	(951)	(1,567)
Economic net income (loss)	(592,091)	315,026	317,325
Income taxes	(11,535)	(25,605)	(16,263)
Amortization of intangibles and other, net	(797)	(1,081)	(1,678)
Non-cash equity based charges	(123,858)	(120,693)	(238,342)
Allocation to noncontrolling interests held by KKR Holdings L.P.	484,879	(128,026)	(52,186)
Net (income) loss attributable to KKR & Co. L.P.	$(243,402)	$39,621	$8,856

	Nine Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2010
Total reportable segments fee related earnings	$300,578	$223,231
Investment income (loss)	169,328	1,204,766
Less: Income attributable to noncontrolling interests	(4,451)	(2,817)
Economic net income (loss)	465,455	1,425,180
Income taxes	(67,923)	(60,998)
Amortization of intangibles and other, net	(3,164)	(6,566)
Non-cash equity based charges	(386,533)	(717,153)
Allocation to noncontrolling interests held by KKR Holdings L.P.	(52,051)	(487,864)
Net (income) loss attributable to KKR & Co. L.P.	$(44,216)	$152,599
RECONCILIATION OF TOTAL REPORTABLE SEGMENTS PARTNERS' CAPITAL TO KKR & CO. L.P. PARTNERS' CAPITAL (GAAP BASIS UNAUDITED)

	As of September 30, 2011	As of December 31, 2010
Total Reportable Segments Partners' Capital	$5,609,697	$5,725,626

Equity impact of KKR Management Holdings Corp. and other	(55,533)	(52,745)
Noncontrolling Interests held by KKR Holdings L.P.	(4,288,925)	4,346,388

Total KKR & Co. L.P. Partners' Capital	$1,265,239	$1,326,493

KKR
EXHIBIT B

RECONCILIATION OF WEIGHTED AVERAGE GAAP COMMON UNITS OUTSTANDING TO WEIGHTED AVERAGE ADJUSTED UNITS

The following table provides a reconciliation of KKR's Weighted Average GAAP Common Units Outstanding to Weighted Average Adjusted Units.

	Quarter Ended
	September 30, 2011	June 30, 2011	September 30, 2010
Weighted Average GAAP Common Units Outstanding - Basic	222,733,648	219,188,351	204,902,226
Weighted Average Unvested Common Units(a)	-	1,025,448	-
Weighted Average GAAP Common Units Outstanding - Diluted	222,733,648	220,213,799	204,902,226
Adjustments:
Weighted Average KKR Holdings Units(b)	460,290,977	463,829,657	478,105,194
Weighted Average Adjusted Units	683,024,625	684,043,456	683,007,420

	Nine Months Ended
	September 30, 2011	September 30, 2010
Weighted Average GAAP Common Units Outstanding - Basic	218,501,107	204,902,226
Adjustments:
Weighted Average Unvested Common Units(a)	-	-
Weighted Average GAAP Common Units Outstanding - Diluted	218,501,107	204,902,226
Adjustments:
Weighted Average KKR Holdings Units(b)	464,515,640	478,105,194
Weighted Average Adjusted Units	683,016,747	683,007,420

RECONCILIATION OF GAAP COMMON UNITS OUTSTANDING TO ADJUSTED UNITS

The following table provides a reconciliation of KKR's GAAP Common Units Outstanding to Adjusted Units.

	As of	As of
	September 30, 2011	December 31, 2010
GAAP Common Units Outstanding - Basic	222,944,668	212,770,091
Unvested Common Units(a)	3,739,066	30,000
GAAP Common Units Outstanding - Diluted	226,683,734	212,800,091
Adjustments:
KKR Holdings Units(b)	460,079,957	470,237,329
Adjusted Units	686,763,691	683,037,420

(a) Represents equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan. The issuance of common units of KKR & Co. L.P. pursuant to awards under its equity incentive plan dilutes KKR common unitholders and KKR Holdings pro rata in accordance with their respective percentage interests in the KKR business. For the three and nine months ended September 30, 2011, equity awards granted under the KKR & Co. L.P. 2010 Equity Incentive Plan have been excluded from the calculation of diluted earnings per common unit given the awards would have an anti-dilutive effect as a result of the net loss incurred for the respective periods.

(b) Common units that may be issued by KKR & Co. L.P. upon exchange of units in KKR Holdings L.P. for KKR common units.

CONTACT:
Kohlberg Kravis Roberts & Co. L.P.
Investor Relations:
Craig Larson, +1 877-610-4910 (U.S.)
+1 212-230-9410
investor-relations@kkr.com
or
Media:
Kristi Huller, +1 212-750-8300
media@kkr.com